UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 18, 2005
Centex Corporation
(Exact name of registrant as specified in its charter)

Nevada	1-776	75-0778259
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2728 N. Harwood Street, Dallas, Texas		75201
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number including area code: (214) 981-5000
Not Applicable
(Former name or former address if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Indenture
Indenture Supplement
Opinion of Brian J. Woram, Esq.

Item 8.01. Other Events.
     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-117470), filed with the Securities and Exchange Commission (the “Commission”) on July 19, 2004 and declared effective by the Staff of the Commission on August 3, 2004 (the “Registration Statement”), pursuant to which the Registrant registered $2,500,000,000 aggregate initial offering price of its securities, for offer and sale in accordance with applicable provisions of the Securities Act of 1933, as amended.
     On August 15, 2005, the Registrant entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, BNP Paribas Securities Corp., Calyon Securities (USA) Inc. and Greenwich Capital Markets, Inc. (collectively, the “Underwriters”), in connection with the public offering by the Underwriters of $150,000,000 aggregate principal amount of the Registrant’s 4.875% Senior Notes due 2008 (the “2008 Notes”) and of $350,000,000 aggregate principal amount of the Registrant’s 5.450% Senior Notes due 2012 (the “2012 Notes,” and together with the 2008 Notes, the “Notes”), covered by the Registration Statement. The Underwriting Agreement in the form in which it was executed is filed herewith as Exhibit 1.1.
     The Registrant has previously entered into an Indenture, dated as of October 1, 1998 (the “Indenture”), with JPMorgan Chase Bank, N.A. (formerly Chase Bank of Texas, National Association), as trustee (the “Trustee”), with respect to the Registrant’s senior debt securities. A copy of the Indenture in the form in which it was executed was filed as Exhibit 4.1 to the Registrant’s Form 8-K (Date of Event: October 21, 1998) filed October 30, 1998, and is incorporated herein by reference.
     Pursuant to the Indenture, on August 18, 2005, the Registrant and the Trustee entered into Indenture Supplement No. 18 (“Indenture Supplement No. 18”) and Indenture Supplement No. 19 (“Indenture Supplement No. 19,” and together with Indenture Supplement No. 18, the “Supplemental Indentures”), which provide for the issuance of the Notes. A copy of Indenture Supplement No. 18 is filed herewith as Exhibit 4.2, and a copy of Indenture Supplement No. 19 is filed herewith as Exhibit 4.3.
Item 9.01. Financial Statements and Exhibits.

Exhibit
Number	Description
1.1	Underwriting Agreement, dated August 15, 2005, between Centex Corporation and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, BNP Paribas Securities Corp., Calyon Securities (USA) Inc. and Greenwich Capital Markets, Inc.

4.1	Indenture, dated October 1, 1998, between Centex Corporation and JPMorgan Chase Bank, N.A. (formerly Chase Bank of Texas, National

Exhibit
Number	Description
Association) (filed as Exhibit 4.1 to the Registrant’s Form 8-K dated October 21, 1998 and incorporated herein by reference).

4.2	Indenture Supplement No. 18, dated as of August 18, 2005, with respect to the 2008 Notes, between Centex Corporation and JPMorgan Chase Bank, N.A.

4.3	Indenture Supplement No. 19, dated as of August 18, 2005, with respect to the 2012 Notes, between Centex Corporation and JPMorgan Chase Bank, N.A.

5.1	Opinion of Brian J. Woram, Esq.

12.1	Computation of Earnings to Fixed Charges (filed as Exhibit 12.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 and incorporated herein by reference).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTEX CORPORATION

By:	/s/ James R. Peacock III

	Name:	James R. Peacock III
	Title:	Vice President, Deputy General Counsel and Secretary
Date: August 18, 2005

EXHIBIT INDEX

Exhibit
Number	Description
1.1	Underwriting Agreement, dated August 15, 2005, between Centex Corporation and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Banc of America Securities LLC, BNP Paribas Securities Corp., Calyon Securities (USA) Inc. and Greenwich Capital Markets, Inc.

4.1	Indenture, dated October 1, 1998, between Centex Corporation and JPMorgan Chase Bank, N.A. (f/k/a The Chase Manhattan Bank) (filed as Exhibit 4.1 to the Registrant’s Form 8-K dated October 21, 1998 and incorporated herein by reference).

4.2	Indenture Supplement No. 18, dated as of August 18, 2005, with respect to the 2008 Notes, between Centex Corporation and JPMorgan Chase Bank, N.A.

4.3	Indenture Supplement No. 19, dated as of August 18, 2005, with respect to the 2012 Notes, between Centex Corporation and JPMorgan Chase Bank, N.A.

5.1	Opinion of Brian J. Woram, Esq.

12.1	Computation of Earnings to Fixed Charges (filed as Exhibit 12.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 and incorporated herein by reference).

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